UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2025

Angel Studios, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41150	86-3483780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 W Center St. Provo, UT 84601
(Address of principal executive offices)

(760) 933-8437
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ANGX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On September 10, 2025 (the “Closing Date”), Angel Studios, Inc., a Delaware corporation (f/k/a Southport Acquisition Corporation (“Southport”)) (the “Company”), consummated the previously announced business combination pursuant to that certain Agreement and Plan of Merger, dated as of September 11, 2024 (as amended, the “Merger Agreement”), by and among the Company, Sigma Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“Merger Sub”), and Angel Studios Legacy, Inc. (f/k/a Angel Studios, Inc.), a Delaware corporation (“Angel Legacy”).

Pursuant to the terms of the Merger Agreement, a merger was effected in which Merger Sub merged with and into Angel Legacy, the separate corporate existence of Merger Sub ceased and Angel Legacy survived as the surviving company and direct wholly-owned subsidiary of the Company (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). On the Closing Date and prior to the Effective Time of the Merger (as defined in the Merger Agreement), the Company changed its name from “Southport Acquisition Corporation” to “Angel Studios, Inc.”

At the Effective Time, each share of Angel Legacy common stock issued and outstanding as of immediately prior to the Effective Time (other than Excluded Shares (as defined in the Merger Agreement)), was canceled and converted into the right to receive a number of shares of the Corresponding Class (as defined below) of Company Common Stock (as defined below) equal to the quotient obtained by dividing (i) the Aggregate Merger Consideration (as defined in the Merger Agreement) by (ii) the aggregate number of shares of Angel Legacy common stock issued and outstanding immediately prior to the Effective Time (other than any shares of Angel Legacy common stock held in treasury by Angel Legacy) (such quotient, the “Merger Consideration Per Fully Diluted Share”), with fractional shares rounded down to the nearest whole share (with no cash settlements made in lieu of fractional shares eliminated by rounding).

At the Effective Time, each option to purchase Angel Legacy common stock, whether vested or unvested (an “Angel Legacy Option”) outstanding as of immediately prior to the Effective Time was converted into an option to purchase shares of the Corresponding Class of Company Common Stock (an “Assumed Company Option”) on substantially the same terms and conditions as were in effect with respect to such Angel Legacy Option, including with respect to vesting and termination-related provisions, except that such Assumed Company Option related to the number of whole shares of the Corresponding Class of Company Common Stock (rounded down to the nearest whole share) equal to (i) the number of shares of the applicable class of Angel Legacy common stock subject to such Angel Legacy Option multiplied by (ii) the Merger Consideration Per Fully Diluted Share. The exercise price per share for each Assumed Company Option is equal to (i) the exercise price per share of the applicable Angel Legacy Option divided by (ii) the Merger Consideration Per Fully Diluted Share (rounded up to the nearest full cent).

As of the Effective Time, the Company has a dual-class structure, with the Company’s Class A common stock (“Company Class A Common Stock”) having one vote per share and the Company’s Class B common stock (“Company Class B Common Stock”) having ten votes per share (Company Class A Common Stock and Company Class B Common Stock, together, the “Company Common Stock”). As used herein, “Corresponding Class” refers to: (i) for Angel Legacy Class A common stock, Company Class A Common Stock; (ii) for Angel Legacy Class B common stock, Company Class B Common Stock; (iii) for Angel Legacy Class C common stock, Company Class A Common Stock; and (iv) for Angel Legacy Class F common stock, Company Class B Common Stock

Each share of Southport Class B common stock issued and outstanding immediately prior to the Effective Time was converted into shares of Southport Class A common stock on a one-for-one basis, immediately prior to the Effective Time, and each share of Southport Class A common stock issued and outstanding as of immediately prior to the effective time of the Merger (including the as-converted shares of Southport Class B common stock) remains outstanding and represents one share of Company Class A Common Stock.

A description of the Business Combination and the terms of the Merger Agreement are included in the joint proxy statement/prospectus declared effective by the Securities and Exchange Commission (the “SEC”) on July 22, 2025 (the “Proxy Statement”), which is incorporated by reference herein, in the sections entitled “SAC Stockholder Proposal No. 1: The Business Combination Proposal— Background to the Business Combination” beginning on page 186 and “SAC Stockholder Proposal No. 1: The Business Combination Proposal— Related Agreements—The Merger Agreement” beginning on page 170 of the Proxy Statement.

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The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is included hereto as Exhibit 2.1 and is incorporated by reference herein.

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

On the Closing Date, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, the Company, Southport Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), certain stockholders of Angel Legacy, Jared Stone and the other parties thereto entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”).

The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement beginning on page 185 entitled “SAC Stockholder Proposal No. 1: The Business Combination Proposal—Related Agreements—Registration Rights Agreement” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Lock-Up Agreement

On the Closing Date, in connection with the consummation of the Business Combination, the Company, the Sponsor, and certain Angel Legacy stockholders entered into a Lock-Up Agreement (the “Lock-Up Agreement”). The terms of the Lock-Up Agreement are described in the Proxy Statement in the section entitled “SAC Stockholder Proposal No. 1: The Business Combination Proposal—Related Agreements—Lock-Up Agreement” beginning on page 185 of the Proxy Statement.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by the full text of the Lock-Up Agreement, a copy of which is included hereto as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnification Agreements

On the Closing Date, in connection with the consummation of the Business Combination, the Company entered into indemnification agreements with each of its directors and officers, pursuant to Section 145 of Delaware General Corporation Law (the “DGCL”) and the Company’s Amended and Restated Bylaws of the Company (the “Bylaws”). The indemnification agreements provide directors and officers with contractual rights to indemnification and advancement for certain expenses, including, without limitation, attorneys’ fees, related disbursements and other out-of-pocket costs incurred by a director or officer in any action or proceeding arising out of their services as one of the Company’s directors or officers or as a director or officer of any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, which is included hereto as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference herein into this Item 2.01.

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At a special meeting of the stockholders of Angel Legacy, held on September 5, 2025, Angel Legacy stockholders approved the Business Combination. The Business Combination was completed on the Closing Date. As of the Closing Date and following the completion of the Business Combination, the Company became the sole stockholder of Angel Legacy, owning all of its issued and outstanding capital stock.

FORM 10 INFORMATION

Prior to the Closing Date, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. At the Effective Time, the Company became a holding company whose only assets consist of equity interests in Angel Legacy.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements regarding, among other things, the plans, strategies and prospects of the Company. These statements are based on the beliefs and assumptions of the management of the Company. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “continues,” “estimates,” “expects,” “may,” “might,” “will,” “should,” “could,” “seeks,” “plans,” “scheduled,” “possible,” “potential,” “predict,” “anticipates,” “intends,” “aims,” “works,” “focuses,” “aspires,” “strives” or “sets out” or similar expressions.

Forward-looking statements are not guarantees of performance, and the absence of these words does not mean that a statement is not forward looking. You should understand that the following important factors, in addition to those discussed under the heading “Risk Factors” and elsewhere in this Current Report on Form 8-K, could affect the future results of the Company, and could cause those results or other outcomes to differ materially and adversely from those expressed or implied in the forward-looking statements contained herein. Forward-looking statements in this Current Report on Form 8-K may include, for example, statements about:

•	the ability to recognize the anticipated benefits of and successfully deploy the Business Combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably;

•	the Company’s ability to achieve and maintain profitability in the future;

•	the Company’s ability to successfully monetize projects;

•	the Company’s success in retaining or recruiting its officers, key employees or directors;

•	officers and directors allocating their time to other businesses and potentially having conflicts of interest with the Company’s business;

•	the Company’s ability to attract and maintain an adequate customer base;

•	the Company’s ability to create and distribute content that is popular with consumers and affiliates;

•	the Company’s reliance on a number of partners to make its service available on their devices;

•	the Company’s ability to continue to develop and enhance its existing technology;

•	any significant disruption in or unauthorized access to the Company’s computer systems or those of third parties that the Company utilizes in its operations, including those relating to cybersecurity or arising from cyber-attacks;

•	the Company’s ability to successfully, or profitably, compete with current and new competitors;

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•	the Company’s ability to consummate any interim financing, and the ability of the Company to raise additional capital, if necessary;

•	the Company’s ability to successfully defend litigation or investigations;

•	the ability to maintain the listing of the Company’s Common Stock on the NYSE;

•	the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors;

•	changes in applicable laws or regulations;

•	geopolitical events and general economic conditions; and

•	other risks and uncertainties set forth in the Proxy Statement in the section entitled “Risk Factors” beginning on page 91, which is incorporated herein by reference.

Business and Properties

The business and properties of Southport and Angel Legacy prior to the Business Combination are described in the Proxy Statement in the sections entitled “Information About SAC” beginning on page 305 and “Information About ASI” beginning on page 339 of the Proxy Statement, which are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 91 of the Proxy Statement, which is incorporated herein by reference.

Unaudited Pro Forma Condensed Consolidated Combined Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2025 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2024 and the six months ended June 30, 2025 of the Company are included as Exhibit 99.3 to this Current Report on Form 8-K, which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Angel Legacy prior to the Business Combination is included in the Form S-1 in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 30 of the Form S-1, which is incorporated herein by reference.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing Date is set forth in the Form S-1 in the sections entitled “Management” beginning on page 44 and “Executive Compensation” beginning on page 49 of the Form S-1, which are incorporated herein by reference.

Directors

At the Effective Time, in connection with the Business Combination, each of David Winfield, Jared Stone, Jeb Spencer, Jennifer Nuckles, Cathleen Schreiner Gates, Matthew Hansen and Sigmund Anderman, constituting all of the members of the board of directors of Southport (the “Southport Board”) resigned. The size of the board of the Company (the “Board”) was fixed to five members, and each of Neal Harmon, Paul Ahlstrom, Steve Sarowitz, Mina Nguyen and Robert C. Gay became directors of the Company until the next annual meeting of stockholders of the Company or until their successors are duly elected and qualified to serve or until their earlier death, resignation or

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removal. Biographical information for these individuals is set forth in the Form S-1 in the section entitled “Management—Directors and Officers” beginning on page 44 of the Form S-1, which is incorporated herein by reference.

Independence of Directors

The Board determined that each of the directors, other than Neal Harmon, qualify as “independent” as defined under the applicable NYSE listing rules and SEC rules. The Board consists of a majority of “independent” directors as defined under such rules. Pursuant to the Company’s governing documents, the Board will have regularly scheduled meetings at which only independent directors are present. In addition, the Company is subject to the rules of the SEC and NYSE relating to the membership, qualifications and operations of its committees.

Committees of the Board of Directors

As of the Effective Time, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating Committee”). Each of the committees reports to the Board.

Effective as of the Effective Time, the Board appointed Robert C. Gay, Paul Ahlstrom and Mina Nguyen to serve on the Audit Committee, with Robert C. Gay as chair of the Audit Committee. The Board appointed Mina Nguyen and Steve Sarowitz to serve on the Compensation Committee, with Mina Nguyen as chair of the Compensation Committee. The Board appointed Paul Ahlstrom and Mina Nguyen to serve on the Nominating Committee, with Paul Ahlstrom as chair of the Nominating Committee.

Executive Officers

As of the Effective Time, in connection with the Business Combination, Jeb Spencer, Chief Executive Officer of the Company, resigned. On the Closing Date, the Board appointed Neal Harmon to serve as Chief Executive Officer and Chairman of the Board, Jeffrey Harmon to serve as Chief Content Officer, Jordan Harmon to serve as President, Elizabeth Ellis to serve as Chief Operating Officer and Scott Klossner to serve as Chief Financial Officer of the Company. Biographical information for the new executive officers is set forth in the Form S-1 in the section entitled “Management—Directors and Officers” beginning on page 44 of the Form S-1, which is incorporated herein by reference.

Executive Officer and Director Compensation

Information with respect to the compensation arrangements for the Company’s named executive officers and directors after the Closing Date is set forth in the Form S-1 in the section entitled “Executive Compensation” beginning on page 49 of the Form S-1, which is incorporated herein by reference.

The compensation of the Company’s executive officers is comprised of (i) base salary and (ii) long-term equity incentives, consisting of stock options, granted under the 2025 Plan (as defined below) and any other equity plan that may be approved by the Board from time to time. The disclosure set forth in Item 5.02 of this Current Report on Form 8-K under the section entitled “Company 2025 Long-Term Incentive Plan” is incorporated by reference into this Item 2.01.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of Company Common Stock as of September 11, 2025, after giving effect to the Closing, by:

•	each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Company Common Stock;

•	each current named executive officer and director of the Company; and

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•	all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on 99,910,315 shares of Class A Common Stock and 68,703,802 shares of Class B Common Stock issued and outstanding as of September 11, 2025.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.

	Class A Common Stock			Class B Common Stock
Name and Address of Beneficial Owner(1)	Shares		Percentage	Shares		Percentage	Percentage of Company Voting Power(2)
Greater than 5% holder
Gigafund 1, LP(3)	19,459,882		19.48%	-		-	2.47%
Directors and Officers
Neal Harmon(4)	26,495		*	22,363,411		32.55%	28.42%
Jeffrey Harmon(5)	26,324		*	22,241,185		32.37%	28.27%
Jordan Harmon(6)	8,673		*	1,362,302		1.98%	1.73%
Elizabeth Ellis(7)	5,264		*	1,528,947		2.23%	1.94%
Scott Klossner	-		-	-		-	-
Paul Ahlstrom	5,587,502	(8)	5.59%	312,226	(9)	*	1.11%
Mina Nguyen(10)	-		-	294,275		*	0.37%
Steve Sarowitz(11)	703,970		*	-		-
Robert Gay(12)	205,789		*	-		-	0.03%
All directors and executive officers as a group (8 persons) (13)	6,564,017		6.57%	48,102,347		70.01%	61.96%

(1)	Unless otherwise noted, the business address of each of the named executive officers and directors of the Company is 295 W Center St., Provo, UT 84601.
(2)	Voting power is calculated as a total of votes per share divided by the total number of votes available. Class A Common Stock has one vote per share and Class B Common Stock has ten votes per share. Based on the total number of shares outstanding, there are a total of 786,948,335 votes available to be cast.
(3)	Stephen Oksoui and Luke Nosek are both managers and each have 50.0% voting and/or dispositive power with respect to all of the reported shares of Gigafund 1, LP. The principal address of Gigafund 1, L.P. is 1, LP 555 E. 5th Street #3127 Austin, TX 78701.

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(4)	Includes (i) 22,032,683 shares of Class B Common Stock owned by Mr. Neal Harmon directly, as well as (ii) vested stock incentive options exercisable for 330,728 shares of Class B Common Stock that Mr. Neal Harmon has the right to acquire within 60 days of September 11, 2025.
(5)	Includes (i) 21,911,388 shares of Class B Common Stock owned by Mr. Jeffrey Harmon directly, as well as (ii) vested stock incentive options exercisable for 329,797 shares of Class B Common Stock that Mr. Jeffrey Harmon has the right to acquire within 60 days of September 11, 2025.
(6)	Includes (i) 647,079 shares of Class B Common Stock owned by Mr. Jordan Harmon directly, as well as (ii) vested stock incentive options exercisable for 715,223 shares of Class B Common Stock that Mr. Jordan Harmon has the right to acquire within 60 days of September 11, 2025.
(7)	Includes (i) 133,761 shares of Class B Common Stock owned by Mrs. Ellis directly, as well as (ii) vested stock incentive options exercisable for 1,395,186 shares of Class B Common Stock that Ms. Ellis has the right to acquire within 60 days of September 11, 2025.
(8)	Includes (i) 1,950,628 shares of Class A Common Stock owned by Mr. Ahlstrom directly, as well as (ii) 3,635,162 shares of Class A Common Stock held by Alta Ventures Mexico Fund I, LP, of which Mr. Ahlstrom is the indirect controlling person, and (iii) 1,712 shares of Class A Common Stock held by NISI Publishing, LLC, of which Mr. Ahlstrom is the indirect controlling person.
(9)	Includes (i) 1,712 shares of Class B Common Stock held by NISI Publishing, LLC, of which Mr. Ahlstrom is the indirect controlling person, and(ii) vested stock incentive options exercisable for 310,514 shares of Class B Common Stock that Mr. Ahlstrom has the right to acquire within 60 days of September 11, 2025.
(10)	Reflects vested stock incentive options exercisable for shares of Class B Common Stock that Ms. Ngyuen has the right to acquire within 60 days of September 11, 2025.
(11)	Reflects 703,970 shares of Class C Common Stock that held by 4S UNITY DIRECT, LLC, of which Mr. Sarowitz is the indirect controlling person.
(12)	Reflects 205,789 shares of Class C Common Stock that held by KI 2025 Directs, LLC, of which Mr. Gay is the indirect controlling person.
(13)	Percentage for all directors and named executive officers as a group is based on the combined total of all 54,666,364 shares of Class A Common Stock and Class B Common Stock beneficially owned by such individuals, relative to the combined total of 168,614,117 shares of Class A Common Stock and Class B Common Stock outstanding as of September 11, 2025 (comprised of 99,910,315 shares of Class A Common Stock outstanding and 68,703,802 shares of Class B Common Stock outstanding).

Certain Engagements in Connection with the Business Combination and Related Transactions

The certain relationships and related party transactions of the Company are described in the Form S-1 in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 56 of the Form S-1, which is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement in the section entitled “Information About SAC—Legal Proceedings” beginning on page 325 of the Proxy Statement and the section entitled “Information About ASI—Legal Proceedings” beginning on page 352 of the Proxy Statement, which is incorporated herein by reference.

Market Price, Ticker and Dividend Information of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Southport common stock, the SAC Public Warrants (as defined in the Proxy Statement) and Southport units (consisting of one share of Southport common stock and one half of one SAC Public Warrants, the “Units”) were historically quoted on the OTC Pink Marketplace under the ticker symbols “PORT,” “PORTW” and “PORTU,” respectively. At the Effective Time, in connection with the Business Combination, the Units automatically separated into the component securities and, as a result, no longer trade as a separate security.

On September 11, 2025, our Company Common Stock began trading on The New York Stock Exchange under the new trading symbols “ANGX” and the Southport Public Warrants were converted into Company Common Stock.

The transfer agent and registrar for our common stock is Continental Stock Transfer and Trust Company. The transfer agent’s address is 1 State Street, 30th floor, New York, NY 10004, and its telephone number is (917) 262-2373.

Additional information regarding holders of the Company’s securities is set forth in the section entitled “Description of Registrant’s Securities to be Registered” below.

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Dividends

The Company has not paid any cash dividends on its Common Stock to date. The Board may from time to time consider whether or not to institute a dividend policy. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends will be within the discretion of the Board. The Company’s ability to declare dividends will also be limited by restrictive covenants pursuant to any debt financing.

Description of Registrant’s Securities to be Registered

Common Stock

A description of the Company Common Stock is included in the Form S-1 in the section entitled “Description of Capital Stock” beginning on page 69 in the Form S-1, which is incorporated herein by reference.

Director and Officer Indemnification

Our Second Amended and Restated Certificate of Incorporation (the “Charter”) and the Bylaws authorize us to indemnify our directors, officers, employees and other agents to the fullest extent permitted by Delaware law. Our Bylaws further provide that, on satisfaction of certain conditions, we will advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee, or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers and other employees as determined by the Board. With certain exceptions, these agreements provide for indemnification for related expenses including, without limitation, attorneys’ fees, related disbursements and other out-of-pocket expenses.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of the Registrant.

The information set forth in the section entitled “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Company 2025 Long-Term Incentive Plan

The information set forth above in the sections titled “Directors and Executive Officers,” “Independence of Directors,” “Committees of the Board of Directors” and “Executive Officer and Director Compensation” in Item 2.01 are incorporated herein by reference.

In addition, the Company 2025 Long-Term Incentive Plan (the “2025 Plan”) became effective as of the Effective Time. The material terms of the 2025 Plan are described in the Form S-1 in the section entitled “Executive Compensation—The 2025 Plan” beginning on page 54, which is incorporated herein by reference. The 2025 Plan was adopted by the Company on September 10, 2025, following Company stockholder approval at the special meeting of the Company, held on August 25, 2025 (the “Company Special Meeting”) and adoption by the Southport Board on September 5, 2025. The foregoing description of the 2025 Plan is qualified in its entirety by the full text of the 2025 Plan, which is included hereto as Exhibit 10.3, and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company Special Meeting, the Company stockholders approved and adopted the Charter, which became effective upon filing with the Secretary of State of the State of Delaware on the Closing Date. On September 9, 2024, the Board approved and adopted the Bylaws, which became effective as of the Effective Time, in accordance with the Merger Agreement.

Copies of the Charter and the Bylaws are included hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Charter and the general effect of the Charter and Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the section entitled “SAC Stockholder Proposal No. 2—The Charter Proposal” beginning on page 232 and the Form S-1, under the section entitled “Description of Capital Stock—Anti-takeover Effects of the Charter and the Bylaws ” beginning on page 69 of the S-1, which are incorporated herein by reference.

Item 5.06	Change in Shell Company Status.

As a result of the Merger, which fulfilled the definition of a business combination as required by the Amended and Restated Certificate of Incorporation of the Company, in effect immediately prior to the Closing Date, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. A description of the Business Combination and the terms of the Business Combination Agreement are included in the Proxy Statement in the sections entitled “SAC Stockholder Proposal No. 1: The Business Combination Proposal— Background to the Business Combination” beginning on page 186 and “SAC Stockholder Proposal No. 1: The Business Combination Proposal—The Merger Agreement” beginning on page 170 of the Proxy Statement, which are incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Angel Legacy as of and for the fiscal years ended December 31, 2024 and 2023 and the unaudited financial statements of Angel Legacy as of and for the six months ended June 30, 2025, including, in each case, the accompanying notes, which are included hereto as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

  (b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2025 and the unaudited pro forma condensed combined statements of operations of the Company for the fiscal year ended December 31, 2024 and for the six months ended June 30, 2025 (collectively, the “Unaudited Pro Forma Financial Information”) which are included hereto as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference. The Unaudited Pro Forma Financial Statements give effect to the Business Combination.

The Unaudited Pro Forma Financial Information is presented for illustrative purposes only and is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the Business Combination been completed as of the dates presented in the Unaudited Pro Forma Financial Information. The Unaudited Pro Forma Financial Information should not be taken as a representation of the Company’s future consolidated results of operations or financial condition. The pro forma adjustments in the Unaudited Pro Forma Financial Information are based on available information and certain assumptions that management believes are reasonable under the circumstances.

(d)       Exhibits.

Exhibit No.	Description
2.1+	Agreement and Plan of Merger, dated as of September 11, 2024, by and among Southport, Sigma Merger Sub and Angel Legacy (incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form S-4 (File No. 333-283151-01) filed on July 15, 2025 and declared effective on July 22, 2025 (the “Form S-4”)).
3.1	Second Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1 (File No. 333-290281) filed on September 16, 2025 (the “Form S-1”)).
3.2	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Form S-1 filed on September 16, 2025).
4.1	Form of Lock-Up Agreement (incorporated by reference to Exhibit 4.1 to the Form S-1 filed on September 16, 2025).
4.2	Form of Subordinated Convertible Promissory Note (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on August 15, 2025 (File No. 000-56642)).
10.1	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.1 to the Form S-1 filed on September 16, 2025).
10.2	Form of Indemnification Agreement by and between the Company and its directors and officers (incorporated by reference to Exhibit 10.2 to the Form S-1 filed on September 16, 2025).
10.3	Form of Incentive Equity Plan (incorporated by reference to Exhibit 10.3 to the Form S-1 filed on September 16, 2025).
10.4	Form of Note Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 000-56642) filed on August 15, 2025).

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10.5	Loan and Security Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 000-56642) filed on September 10, 2025).
10.6	Participation Rights Agreement (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K (File No. 000-56642) filed on September 10, 2025).
99.1	Audited Financial Statements of Angel Legacy as of and for the fiscal years ended December 31, 2024 and 2023.
99.2	Unaudited financial statements of Angel Legacy as of and for the three months ended June 30, 2025 and for the six months ended June 30, 2025.
99.3	Unaudited Pro Forma Information of the Company.

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.
#	Indicates management contract or compensatory plan or arrangement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGEL STUDIOS, INC.

Date: September 16, 2025	By:	/s/ Scott Klossner
Scott Klossner
Chief Financial Officer

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